UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

Eagle Family Foods Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-50305-01	13-3983598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eagle Family Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-50305	13-3982757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 Taylor Road, Suite 200, Gahanna, Ohio	43250
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 501-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 4, 2005, the Registrant filed a Current Report on Form 8-K (“Form 8-K”) to report that the Registrant’s Board of Directors had dismissed the Registrant’s then current registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). This amendment to the Form 8-K (“Amended Form 8-K/A”) is being filed to report a reportable condition in accordance with Item 304 (a) (1) (v) (A) of Regulation S-K and to file a copy of PwC’s letter, dated April 11, 2005, stating its agreement with the statements contained in this Amended Form 8-K/A.

Item 4.01. Changes in Registrants’ Certifying Accountant.

On March 29, 2005, the Board of Directors of Eagle Family Foods Holdings, Inc. and Eagle Family Foods, Inc (together, the “Company”) approved the dismissal of the current independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) and approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. Grant Thornton accepted the engagement as of the Company’s independent registered public accounting firm effective as of April 4, 2005.

PwC’s reports on the Company’s consolidated financial statements for each of the fiscal years ended July 3, 2004 and June 28, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s fiscal years ended July 3, 2004 and June 28, 2003 and the subsequent interim period from July 4, 2004 through March 29, 2005, (a) there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter in connection with PwC’s reports on the Company’s consolidated financial statements for such years, and (b) there were no reportable events as defined in Item 304(a)(1)(v) of the SEC Regulation S-K, except as follows:

(a) As of the date of PwC’s dismissal as the Company’s independent registered public accounting firm, PwC and the Company had an open consultation regarding the appropriate accounting treatment for a long-term milk supply arrangement that commenced in the third quarter of the Company’s 2005 fiscal year. At the time of their dismissal, PwC did not have sufficient information to reach a conclusion on the appropriate accounting for this matter. Management has not yet determined the appropriate accounting treatment for the matter and will consult with Grant Thornton prior to making any such determination. Since this matter was not resolved prior to PwC’s dismissal, this matter is considered a reportable event under Item 304(a) (1) (v) (d) of Regulation S-K.

(b) In connection with the audit the Company’s financial statements for the year ended July 3, 2004, PwC asked the Company to consider a matter that required the Company to amend its financial statements for the quarter ended April 3, 2004. This

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matter arose from a material weakness in internal control, was discussed with PwC and the Board of Directors, and was disclosed under Item 4 of the Form10-Q/A for the period ending April 3, 2004, under Item 9A of the Form 10-K for the year ended July 3, 2004, and under Item 4 of the Form 10-Q for the period ending October 2, 2004.

We have authorized PwC to answer any questions regarding these matters from Grant Thornton.

The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 11, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.

During the fiscal years ended July 4, 2004 and June 28, 2003 and through the date hereof, the Company did not consult with Grant Thornton regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and of SEC Regulations S-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated April 11, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EAGLE FAMILY FOODS HOLDINGS, INC.
EAGLE FAMILY FOODS, INC.

Date: April 12, 2005	By:	/s/ Craig Steinke
Name: Craig Steinke
Title: President, Chief Executive Officer
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated April 11, 2005

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